UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2016

NorthStar Asset Management Group Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36301	46-4591526
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

399 Park Avenue, 18th Floor, New York, NY	10022
(Address of principal executive offices)	(Zip Code)

(212) 547-2600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On November 7, 2016, Land & Buildings Investment Management, LLC (“L&B”) entered into agreements with NorthStar Asset Management Group Inc. (“NSAM”), pursuant to which, and understood to be conditioned on NSAM, NorthStar Realty Finance Corp. (“NRF”), and Colony Capital, Inc. (“Colony”) performing in all material respects their obligations under the Agreement and Plans of Merger, dated as of June 2, 2016, by and among NSAM, NRF, Colony and the other parties thereto, as amended (as amended from time to time, the “Merger Agreement”), L&B (i) withdrew the notice of nominations of individuals for election as directors at NSAM’s 2016 annual meeting of stockholders submitted by L&B to NSAM on or about January 28, 2016 and (ii) agreed to vote in favor of the Merger Agreement.  Assuming the merger contemplated by the Merger Agreement is completed, NSAM will reimburse L&B for a portion of the reasonable documented out-of-pocket fees and expenses billed to L&B.

Cautionary Statement Regarding Forward-Looking Statements

This current report on Form 8-K may contain forward-looking statements within the meaning of the federal securities laws.  Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts.  In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters.  Forward-looking statements involve known and unknown risks, uncertainties, assumptions and contingencies, many of which are beyond our control, and may cause actual results to differ significantly from those expressed in any forward-looking statement.  Among others, the following uncertainties and other factors could cause actual results to differ from those set forth in the forward looking statements: the failure to receive, on a timely basis or otherwise, the required approvals by NSAM, Colony and NRF stockholders, governmental or regulatory agencies and third parties; the risk that a condition to closing of the merger may not be satisfied; each company’s ability to consummate the merger; operating costs and business disruption may be greater than expected; the ability of each company to retain its senior executives and maintain relationships with business partners pending consummation of the merger; the ability to realize substantial efficiencies and synergies as well as anticipated strategic and financial benefits; and the impact of legislative, regulatory and competitive changes.  The foregoing list of factors is not exhaustive.  Additional information about these and other factors can be found in each company’s reports filed from time to time with the Securities and Exchange Commission (the “SEC”), including each company’s most recently filed Quarterly Report on Form 10-Q.  There can be no assurance that the merger will in fact be consummated.

We caution investors not to unduly rely on any forward-looking statements.  The forward-looking statements speak only as of the date of this report.  None of NSAM, Colony or NRF is under any duty to update any of these forward-looking statements after the date of this report, nor to conform prior statements to actual results or revised expectations, and none of NSAM, Colony or NRF intends to do so.

Additional Information and Where to Find It

In connection with the proposed transaction, Colony NorthStar filed with the SEC a registration statement on Form S-4 (File No.: 333-212739) that includes a joint proxy statement of NSAM, Colony and NRF and that also constitutes a prospectus of Colony NorthStar.  The registration statement has not yet become effective.  Each of NSAM, Colony, NRF and Colony NorthStar may also file other documents with the SEC regarding the proposed transaction.  This report is not a substitute for the joint proxy statement/prospectus or registration statement or any other document which NSAM, Colony, NRF or Colony NorthStar may file with the SEC.  INVESTORS AND SECURITY HOLDERS OF NSAM, COLONY AND NRF ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4 INITIALLY FILED BY COLONY NORTHSTAR ON JULY 29, 2016, AS AMENDED FROM TIME TO TIME, INCLUDING THE MOST RECENT AMENDMENT NO. 2 FILED WITH THE SEC ON OCTOBER 17, 2016, THAT INCLUDES A JOINT PROXY STATEMENT/PROSPECTUS FROM EACH OF NSAM, COLONY AND NRF, THE CURRENT REPORTS ON FORM 8-K FILED BY EACH OF NSAM, COLONY AND NRF ON JUNE 3, 2016, JUNE 7, 2016, JUNE 8, 2016, JULY 29, 2016, AND OCTOBER 17, 2016 IN CONNECTION WITH THE MERGER AGREEMENT, AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS.  Investors and security holders may obtain free copies of the registration statement and the joint proxy statement/prospectus and other documents filed with the SEC by NSAM, Colony, NRF and Colony NorthStar (when available) through the web site maintained by the SEC at www.sec.gov or by contacting the investor relations department of NSAM, Colony or NRF at the following:

Contacts:

NorthStar Asset Management Group Inc.

Megan Gavigan / Emily Deissler / Hayley Cook

Sard Verbinnen & Co.

(212) 687-8080

Colony Capital, Inc.

Owen Blicksilver

Owen Blicksilver PR, Inc.

(516) 742-5950

or

Lasse Glassen

Addo Communications, Inc.

(310) 829-5400

lasseg@addocommunications.com

NorthStar Realty Finance Corp.

Joe Calabrese

Investor Relations

(212) 827-3772

Participants in the Solicitation

Each of NSAM, Colony and NRF and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from their respective stockholders in connection with the proposed transaction.  Information regarding NSAM’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in NSAM’s Annual Report on Form 10-K for the year ended December 31, 2015, as amended by its Form 10-K/A filed with the SEC on April 29, 2016 and Current Reports on Form 8-K filed by NSAM with the SEC on June 3, 2016, June 7, 2016, June 8, 2016, July 29, 2016 and October 17, 2016 in connection with the proposed transaction.  Information regarding Colony’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in Colony’s Annual Report on Form 10-K for the year ended December 31, 2015, its annual proxy statement filed with the SEC on March 31, 2016 and Current Reports on Form 8-K filed by Colony with the SEC on June 3, 2016, June 7, 2016, June 8, 2016, July 29, 2016 and October 17, 2016 in connection with the proposed transaction.  Information regarding NRF’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in NRF’s Annual Report on Form 10-K for the year ended December 31, 2015, as amended by its Form 10-K/A filed with the SEC on April 28, 2016 and Current Reports on Form 8-K filed by NRF with the SEC on June 3, 2016, June 7, 2016, June 8, 2016, July 29, 2016 and October 17, 2016 in connection with the proposed transaction.  A more complete description is available in the registration statement on Form S-4 and the joint proxy statement/prospectus initially filed by Colony NorthStar with the SEC on July 29, 2016, as amended from time to time, including the most recent Amendment No. 2 filed with the SEC on October 17, 2016.  You may obtain free copies of these documents as described in the preceding paragraph.

No Offer or Solicitation

This report is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.  No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NorthStar Asset Management Group Inc.
(Registrant)

Date: November 7, 2016	By:	/s/ Ronald J. Lieberman
Name: Ronald J. Lieberman
Title: Executive Vice President, General Counsel and Secretary